SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)..........October 27, 1999






                          STONE & WEBSTER, INCORPORATED

             (Exact name of registrant as specified in its charter)



               Delaware                  1-1228             13-5416910
   (State or other jurisdiction     (Commission File      (IRS Employer
          of incorporation)              Number)              Number)

             245 Summer Street, Boston, MA                  02210
        (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (617) 589-5111

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Form 8-K                                2          Stone & Webster, Incorporated


Item 5.  Other Events.

     The text of registrant's press release dated October 27, 1999 relating to the report of third quarter results, a plan to sell non-core assets and the omission of a dividend, is included in Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         (99) Text of registrant's press release dated October 27, 1999


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Form 8-K                                3          Stone & Webster, Incorporated



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STONE & WEBSTER, INCORPORATED



                                   By:  /S/  THOMAS L. LANGFORD
                                        Thomas L. Langford
                                        Executive Vice President
                                        and Chief Financial Officer

Date: October 27, 1999

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